EXHIBIT 10.1

AMENDMENT NO. 2
TO
AMENDED AND RESTATED CREDIT AGREEMENT

        AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 1, 2011 (this "Agreement"), among THE JONES GROUP INC. (the "Company"), JONES APPAREL GROUP HOLDINGS, INC., JONES APPAREL GROUP USA, INC., JAG FOOTWEAR, ACCESSORIES AND RETAIL CORPORATION, JONES INVESTMENT CO. INC., JONES JEANSWEAR GROUP, INC., NINE WEST DEVELOPMENT CORPORATION and JONES JEWELRY GROUP, INC., as the U.S. Borrowers, JONES APPAREL GROUP CANADA, LP, as Canadian Borrower (together with the U.S. Borrowers, the "Borrowers"), the various Subsidiaries of the Company parties hereto, the Lenders parties hereto, JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as administrative agent for the International Revolving Lenders (in such capacity, the "Canadian Administrative Agent"), and J.P. MORGAN EUROPE LIMITED, as administrative agent for the International Revolving Lenders (in such capacity, the "European Administrative Agent").

W I T N E S S E T H:

        WHEREAS, the Borrowers, the Lenders, the Administrative Agent, the Canadian Administrative Agent and the European Administrative Agent are parties to the Amended and Restated Credit Agreement, dated as of April 28, 2011, as amended (the "Credit Agreement");

        WHEREAS, the Borrowers have requested that certain amendments be made to the Credit Agreement on the terms set forth herein; and

        WHEREAS, the Lenders are willing, subject to the terms and conditions hereinafter set forth, to consent and agree to such amendments;

        NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

                SECTION 1.1 Certain Definitions. The following terms (whether or not underscored) when used in this Agreement shall have the following meanings:

        "Administrative Agent" is defined in the preamble.

        "Agreement" is defined in the preamble.

        "Borrowers" is defined in the preamble.

        "Canadian Administrative Agent" is defined in the preamble.

        "Company" is defined in the preamble.

        "Credit Agreement" is defined in the first recital.

        "Effective Date" is defined in Section 5.1.

        "European Administrative Agent" is defined in the preamble.

                SECTION 1.2 Other Definitions. Unless otherwise defined or the context otherwise requires, terms used herein (including in the preamble and recitals hereto) have the meanings provided for in the Credit Agreement.

ARTICLE II

AMENDMENTS

        Effective on (and subject to the occurrence of) the Effective Date, the Credit Agreement is amended as follows:

                SECTION 2.1 Amendments to Section 6.04(l) of the Credit Agreement.

        Section 6.04(l) of the Credit Agreement is amended and restated in its entirety as follows:

        "(l) Permitted Acquisitions; provided that both immediately before and immediately after giving effect thereto, (i) no Default or Event of Default shall have occurred and be continuing, and (ii) Availability shall not be less than 20% of the total Revolving Commitment as of the date such Permitted Acquisition is consummated and for the period of 60 consecutive days immediately preceding the consummation of such Permitted Acquisition after giving pro forma effect thereto;"

                SECTION 2.2 Amendments to Section 6.04(p) of the Credit Agreement.

        Section 6.04(p) of the Credit Agreement is amended and restated in its entirety as follows:

        "(p) other Investments not otherwise permitted by this Section 6.04; provided that (i) both immediately before and immediately after giving effect to each such Investment, no Default or Event of Default shall have occurred and be continuing, and (ii) at the time any such Investment is made Availability shall not be less than 20% of the total Revolving Commitment as of the date such Investment is made and for the period of 60 consecutive days immediately preceding such date after giving pro forma effect thereto."

        SECTION 2.3 Amendments to Section 6.08(a)(iv) of the Credit Agreement.

        Section 6.08(a)(iv) of the Credit Agreement is amended and restated in its entirety as follows:

        "(iv) the Borrowers may make other Restricted Payments; provided that, (A) both immediately before the declaration of, and immediately after giving effect to each such Restricted Payment, no Default or Event of Default shall have occurred and be continuing, and (B) at the time any Restricted Payment is paid Availability shall not be less than 20% of the total Revolving Commitment for the period of 60 consecutive days immediately preceding the date such Restricted Payment is declared after giving pro forma effect thereto and"

        SECTION 2.4 Amendments to Section 6.08(b)( v) of the Credit Agreement.

        Section 6.08(b)(v) of the Credit Agreement is amended and restated in its entirety as follows:

        "(v) prepayment of the Existing Debt Securities that are maturing in November 2014 pursuant to open market purchases or a tender offer for such Existing Debt Securities; provided that (A) both immediately before and after giving effect to such prepayment, no Default or Event of Default shall have occurred and be continuing and (B) either (1) after giving effect to such prepayment Availability plus cash on hand of the Loan Parties (which is reasonably identified to the satisfaction of the U.S. Collateral Agent) shall not be less than $200,000,000 or (2) Availability shall not be less than 20% of the total Revolving Commitment for the period of 60 consecutive days immediately preceding the date such prepayment is to be made after giving pro forma effect thereto; and"

ARTICLE III

REPRESENTATIONS AND WARRANTIES

        In order to induce the Lenders to approve all of the amendments that are provided for in Article II, each Borrower hereby (a) represents and warrants that (i) each of the representations and warranties of the Loan Parties contained in the Credit Agreement and in the other Loan Documents is true and correct in all material respects as of the date hereof as if made on the date hereof (except, if any such representation and warranty relates to an earlier date, such representation and warranty is true and correct in all material respects as of such earlier date); and (ii) both immediately before and after giving effect to the provisions of this Agreement no Default or Event of Default has occurred and is continuing; and (b) agrees that the incorrectness in any material respect of any representation and warranty contained in the preceding clause (a) shall constitute an immediate Event of Default. Without limiting the foregoing, each Borrower hereby (i) ratifies and confirms all of the terms, covenants and conditions set forth in the Loan Documents and hereby agrees that it remains liable to the Administrative Agent and the Lenders in accordance with the terms, covenants and conditions set forth in the Loan Documents, and all Liens on the Collateral created pursuant to the Collateral Documents continue unimpaired and in full force and effect, and (ii) waives all defenses, claims, counterclaims, rights of recoupment or set-off against any of its Obligations as provided in the Loan Documents.

ARTICLE IV

ACKNOWLEDGMENT OF LOAN GUARANTORS

        By executing this Agreement, each Loan Guarantor hereby confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Effective Date each reference therein to the Credit Agreement shall refer to the Credit Agreement after giving effect to this Agreement. Without limiting the foregoing, each such Loan Guarantor waives all defenses, claims, counterclaims, rights of recoupment or set-off with respect to any of such Loan Guarantor's Obligations as provided in the Loan Documents.

ARTICLE V

CONDITIONS TO EFFECTIVENESS; EXPIRATION; CONDITION SUBSEQUENT

        SECTION 5.1 Effective Date. This Agreement shall become effective on such date (herein called the "Effective Date") when the conditions set forth in this Section have been satisfied.

        SECTION 5.1.1 Execution of Agreement. The Administrative Agent shall have received counterparts of this Agreement duly executed and delivered on behalf of the Borrowers, the Loan Guarantors, the Administrative Agent and the Required Lenders.

        SECTION 5.1.2 Representations and Warranties. The representations and warranties made by the Borrowers pursuant to Article III shall be true and correct as of the Effective Date.

        SECTION 5.1.3 Payment of Fees. The Administrative Agent and each Lender shall have received payment of all fees that are required to be paid pursuant to the fee letters entered into in connection with this Agreement.

        SECTION 5.2 Expiration. If the Effective Date has not occurred on or prior to December 2, 2011 the agreements of the parties contained in this Agreement shall, unless otherwise agreed by the Required Lenders, terminate immediately on such date and without further action.

ARTICLE VI

MISCELLANEOUS

        SECTION 6.1 Cross-References. References in this Agreement to any Article or Section are, unless otherwise specified, to such Article or Section of this Agreement.

        SECTION 6.2 Loan Document Pursuant to the Credit Agreement. This Agreement is a Loan Document executed pursuant to the Credit Agreement. Except as expressly provided for herein, all of the representations, warranties, terms, covenants and conditions contained in the Credit Agreement and each other Loan Document shall remain unamended or otherwise unmodified and in full force and effect.

        SECTION 6.3 Limitation of Amendments. The amendments set forth in Article II shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Credit Agreement or of any term or provision of any other Loan Document or of any transaction or further or future action on the part of any Borrower or any other Loan Party which would require the consent of any of the Lenders under the Credit Agreement or any other Loan Document.

        SECTION 6.4 Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

        SECTION 6.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        SECTION 6.6 Further Assurances. Each Borrower shall execute and deliver, and shall cause each other Loan Party to execute and deliver, from time to time in favor of the Administrative Agent and the Lenders such documents, agreements, certificates and other instruments as shall be necessary or advisable to effect the purposes of this Agreement.

        SECTION 6.7 Costs and Expenses. The Borrowers agree to pay all reasonable costs and expenses of the Administrative Agent (including the reasonable fees and out-of-pocket expenses of legal counsel of the Administrative Agent) that are incurred in connection with the execution and delivery of this Agreement and the other agreements and documents entered into in connection herewith.

        SECTION 6.8 GOVERNING LAW; WAIVER OF JURY TRIAL; ENTIRE AGREEMENT. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH PERSON A PARTY HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY AGREEMENT OR DOCUMENT ENTERED INTO IN CONNECTION HEREWITH. THIS AGREEMENT CONSTITUTES THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WRITTEN OR ORAL, WITH RESPECT HERETO.

                IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS:
THE JONES GROUP INC.,
a Pennsylvania corporation
JONES APPAREL GROUP HOLDINGS, INC.,
a Delaware corporation
JONES APPAREL GROUP USA, INC.,
a Delaware corporation
JAG FOOTWEAR, ACCESSORIES AND RETAIL CORPORATION,
a New Jersey corporation
JONES INVESTMENT CO. INC.,
a Delaware corporation
NINE WEST DEVELOPMENT CORPORATION, a Delaware corporation
JONES JEANSWEAR GROUP, INC.,
a New York corporation
JONES JEWELRY GROUP, INC.,
a Rhode Island corporation

By /s/ Joseph T. Donnalley
     Name: Joseph T. Donnalley
     In his capacity as officer for each aforenamed
     Borrower as set forth opposite such Borrower
     on Schedule I attached hereto

JONES APPAREL GROUP CANADA, LP, an Ontario Limited Partnership By: JONES CANADA, INC., its General Partner By /s/ Roger Flores Name: Roger Flores Title: Vice President of Finance
LOAN GUARANTORS:
JONES DISTRIBUTION CORPORATION,
a Delaware corporation
JONES MANAGEMENT SERVICE
COMPANY,
a Delaware corporation
JONES HOLDING, INC.,
a Delaware corporation

By /s/ Joseph T. Donnalley
Name: Joseph T. Donnalley
In his capacity as officer for each aforenamed Guarantor as set forth opposite such Guarantor on Schedule I attached hereto

JPMORGAN CHASE BANK, N.A., as Revolving Lender, Issuing Bank and Administrative Agent By /s/ Donna DiForio Name: Donna DiForio Title: Authorized Officer
JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as International Revolving Lender, Issuing Bank and Canadian Administrative Agent By /s/ Agostino A. Marchetti Name: Agostino A. Marchetti Title: SVP
J. P. MORGAN EUROPE LIMITED, as European Administrative Agent By /s/ Tim Jacob Name: Tim Jacob Title: Senior Vice President
GENERAL ELECTRIC CAPITAL CORPORATION, as a Revolving Lender By /s/ Philip A. Carfora Name: Philip A. Carfora Title: Duly Authorized Signatory
CITIBANK, N.A., as a Revolving Lender and Issuing Bank By /s/ Michael Smolow Name: Michael Smolow Title: Vice Presdient
BANK OF AMERICA, N.A., as a Revolving Lender By /s/ David Vega Name: David Vega Title: Managing Director
BANK OF AMERICA, N.A. (acting through its Canada branch), as a Revolving Lender By /s/ Medina Sales de Andrade Name: Medina Sales de Andrade Title: Vice President
WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Revolving Lender and Issuing Bank By /s/ Reza Sabahi Name: Reza Sabahi Title: Authorized Signatory
SUNTRUST BANK, as a Revolving Lender By /s/ William Lotott Name: William Lotott Title: Director
CIT BANK, as a Revolving Lender By /s/ Banjamin Haslam Name: Banjamin Haslam Title: Authorized Signatory
PNC BANK, NATIONAL ASSOCIATION as a Revolving Lender By /s/ Robert Orzechowski Name: Robert Orzechowski Title: Vice President
U.S. BANK NATIONAL ASSOCIATION, as a Revolving Lender By /s/ Sandra Evans Name: Sandra Evans Title: Senior Vice President
CAPITAL ONE LEVERAGE FINANCE CORP., as a Revolving Lender By /s/ Ron Walker Name: Ron Walker Title: Senior Vice President
HSBC BANK USA, N.A., as a Revolving Lender By /s/ Steven A. Alves Name: Steven A. Alves Title: Assistant Vice-President
ROYAL BANK OF CANADA, as a Revolving Lender By /s/ John Flores Name: John Flores Title: Authorized Signatory
GOLDMAN SACHS LENDING PARTNERS LLC, as a Revolving Lender By /s/ Michelle Latzoni Name: Michelle Latzoni Title: Authorized Signatory

SCHEDULE I

BORROWER/LOAN GUARANTOR	FINANCIAL OFFICER NAME & TITLE
THE JONES GROUP INC.	Joseph Donnalley Treasurer and Senior Vice President, Corporate Taxation and Risk Management
JONES APPAREL GROUP HOLDINGS, INC.	Joseph Donnalley Treasurer
JONES APPAREL GROUP USA, INC.	Joseph Donnalley Treasurer
JAG FOOTWEAR, ACCESSORIES AND RETAIL CORPORATION	Joseph Donnalley Vice President and Treasurer
JONES INVESTMENT CO. INC.	Joseph Donnalley Vice President/Finance, Treasurer and Assistant Secretary
NINE WEST DEVELOPMENT CORPORATION	Joseph Donnalley Vice President/Finance, Treasurer and Assistant Secretary
JONES JEANSWEAR GROUP, INC.	Joseph Donnalley Vice President and Treasurer
JONES JEWELRY GROUP, INC.	Joseph Donnalley Treasurer
JONES DISTRIBUTION CORPORATION	Joseph Donnalley Vice President and Treasurer
JONES MANAGEMENT SERVICE COMPANY	Joseph Donnalley Vice President/Finance, Treasurer and Assistant Secretary
JONES HOLDING, INC.	Joseph Donnalley Vice President and Treasurer